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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 5, 1999



                      PRODIGY COMMUNICATIONS CORPORATION
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
               --------------------------------------------------
                (State or other jurisdiction of incorporation)



           000-25333                                 04-3323363
    --------------------------           ---------------------------------
     (Commission File Number)            (IRS Employer Identification No.)



                   44 SOUTH BROADWAY, WHITE PLAINS, NY 10601
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)


     (Registrant's telephone number, including area code): (914) 448-8000


                                      NA
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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     On October 5, 1999, Prodigy Communications Corporation ("Prodigy") acquired the BizOnThe.Net web hosting business and subscribers of U.S. Republic Communications, Inc. ("USR"), an indirect majority-owned subsidiary of VarTec Telecom, Inc. ("VarTec"). The acquisition was effected pursuant to an Asset Purchase Agreement, dated as of September 7, 1999, by and among Prodigy, USR, VarTec, VarTec Telecom Holding Company, T. Gary Remy and Tom D. Johnson, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K (the "Agreement").

     At the closing, Prodigy issued to USR 2,113,721 shares of Prodigy common stock and repaid a $9 million loan from VarTec to USR. Prodigy also issued an additional 727,272 shares into an escrow account. Some or all of these escrowed shares will be released to USR at various times over the two-year period following the closing. The escrow account secures the indemnification obligations of USR and USR's shareholders as well as certain post-closing adjustments, as more fully described in the Agreement. In addition to the amounts paid at closing, in 2001 Prodigy will be required to issue up to 727,272 shares, contingent upon the attainment by the acquired business of specified earn-out targets. Prodigy utilized cash proceeds raised in its initial public offering to pay the cash portion of the purchase price.

     Prior to the acquisition, USR offered web hosting services. Prodigy currently intends to continue USR in substantially the same manner as conducted by USR prior to the acquisition. The business will be conducted by Prodigy through a wholly owned subsidiary.

     The terms of the Agreement were determined on the basis of arms'-length negotiations. Prior to the execution of the Agreement, neither Prodigy nor any of its affiliates had any material relationship with USR or its stockholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

          The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

     (b)  Pro-forma financial information.

          The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

     (c)  Exhibits.

          Attached as Exhibit 2.1 to this Current Report on Form 8-K is the Asset Purchase Agreement, dated as of September 7, 1999, by and among Prodigy, USR, VarTec, VarTec Telecom Holding Company, T. Gary Remy and Tom D. Johnson.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: October 20, 1999                 PRODIGY COMMUNICATIONS CORPORATION


                                       By: /s/ Andrea S. Hirsch
                                           ------------------------------------
                                           Andrea S. Hirsch
                                           Executive Vice President and General
                                           Counsel
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                                 EXHIBIT INDEX


Exhibit Number                             Title
--------------                             -----
   2.1                                     Asset Purchase Agreement, dated as of
                                           September 7, 1999, by and among
                                           Prodigy, USR, VarTec, VarTec Telecom
                                           Holding Company, T. Gary Remy and Tom
                                           D. Johnson


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